                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation of our audit report included in this Form
10-K, into Emerging Vision, Inc.'s previously filed Registration Statements.

                                                /s/ MILLER, ELLIN & COMPANY, LLP

New York, New York
April 1, 2005